Stockholders' Deficit - ATM Offering (Details) - At Market Offering - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Stockholders' Deficit
Number of common stock shares sold during the period	650,005	3,559,761
Gross proceeds	$ 1,589	$ 19,339
Less commissions and fees	(40)	(483)
Net proceeds after commissions and fees	$ 1,549	$ 18,856
Weighted Average
Stockholders' Deficit
Weighted-average Price Per Share	$ 2.44	$ 5.43